UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 07, 2006
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1
The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”
On September 07, 2006 CanArgo Energy Corporation (the “Company”) issued a press release announcing that its wholly owned subsidiary, Tethys Petroleum Investments Limited (“Tethys”), has completed a US$5 million interim financing to fund its development activities in Kazakhstan ahead of the planned spin-off and flotation of Tethys later this year.
The financing is in the form of the issue of US$5 million senior secured notes (the “Notes”) redeemable August 31, 2008. Tethys has the ability to prepay the Notes and the Notes are to be automatically prepaid in the event of a flotation of Tethys. The proceeds of this financing are intended to be used to finance, through Tethys’s 70% owned Kazakh subsidiary BN Munai LLP, the development of the Kyzyloi gas field west of the Aral Sea, primarily for the purchase of line pipe, compressors and related equipment and services.
The loan note holders will also receive warrants to acquire ordinary shares in the capital of Tethys or, at the discretion of Tethys, a royalty in respect of production. The number of shares into which the warrants convert is dependent on the timing of the proposed flotation and the flotation price.
The Company also issued an operations update.
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of the Press Release is attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated September 07, 2006 issued by CanArgo Energy Corporation.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: September 12, 2006	By:	/s/ Elizabeth Landles

Elizabeth Landles, Corporate Secretary